UNITED STATES
SECURITIES AND EXCHANGE COMMISSION|
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2 , 2006

Commission File Number: 000-51755

FITMEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	N/A
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

304B – 338 West 8th Avenue, Vancouver, British Columbia, Canada V5Y 3X2
(Address of principal executive offices)

(604) 723-0954
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On October 2, 2006, the Company issued a press release entitled “Fitmedia Inc. Announces Completion of Pre-Natal Yoga DVD.” The press release is attached as Exhibit 99.1 hereto.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1	Press Release dated October 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITMEDIA INC.

Date: October 2, 2006	By:	/s/ Timothy Crottey

Timothy Crottey, President, Chief
Executive Officer, Chief Financial Officer